CROFT
                                   LEOMINSTER
                                      INC.



                                  INCOME FUND
                                 ANNUAL REPORT
                                 APRIL 30, 1999

                                                                   June 14, 1999

Dear Income Fund Shareholder,

         As of May 31, 1999, The year to date total return of your Croft-Leominster Income Fund is*:

                                                  YTD PERFORMANCE
                                                  ---------------
        Croft-Leominster Income Fund                   + 0.43%

        Lehman Bros. Intermediate                       (0.65%)
        Govt./Corp. Bond Index**

         US overall economic growth continues to be strong. In addition, world markets are recovering from the crisis of the past several years. Energy prices
(oil) have rebounded from their all-time historical lows. There are renewed fears of inflation in the US economy. In response, the Federal Reserve has changed its policy stance on interest rates to a more cautious one. All of these factors have led to rising interest rates in US markets.

         Since our last report to you on October 31, 1999 the 30 year Treasury Bond yield has risen from approximately 5.1% to over 6.0%. Rising rates have two main affects on bonds. First of all, bond prices fall as the present value of a bond's cash flows become worth less. This is negative for bond investors. Secondly, cash flows can be reinvested at higher rates. This is beneficial to bond investors. The more influential of the two affects is the price depreciation; thus, the recent poor performance of the bond market.

         As of May 31, 1999, the Croft Leominster Income Fund has the following characteristics: weighted average yield to maturity of 8.3%, average duration of
8.5 years and weighted average maturity of 19.2 years. To minimize credit risk, we maintain strong diversification. We hold 73 corporate bond issues which are spread among 20 industries. In addition, we continue to have a very limited exposure to international markets. We believe the US market, with the world's strongest economy, offers a much better overall risk vs. reward environment for bond investors.

         We thank you for you investment in the Croft-Leominster Income Fund.

         With kindest regards,

                                                            Sincerely,


                                                            Kent G. Croft

----------------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.

** The Lehman Brothers Intermediate Bond Index is a broad measure of the performance of intermediate (one to ten years) government and corporate fixed-rate debt issues. These figures are presented gross of fees.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
--------------------------------------------------------------------------------

                    AVERAGE ANNUAL TOTAL RETURN PERFORMANCE

                                                       SINCE INCEPTION
                              ONE YEAR     FIVE YEARS    (01/01/92)*
                              --------     ----------    -----------
        INCOME FUND             2.91%         9.42%         10.49%

* The performance data quoted includes past performance of the Leominster Income Limited Partnership, the predecessor to the Croft-Leominster Income Fund. This past performance has been adjusted for fees and expenses for the periods prior to inception of the Croft-Leominster Income Fund on May 4, 1995. The Leominster Income Limited Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total return takes into account all distributions made by the Fund, as well as changes in share price over the period. Past performance is not indicative of future results.

                       CUMULATIVE PERFORMANCE COMPARISON
                      $10,000 INVESTMENT SINCE INCEPTION*

               INCOME LP/         PERIOD          LEHMAN BROS.       PERIOD
MMYY           INCOME FUND        RETURN*                            RETURN
----           -----------        -------         ------------       ------

                                   *Period return reflects adjustment
                                    for Income Fund Expenses.

Jan-92         $10,000.00          0.00%          $10,000.00          0.00%
Mar-92         $10,720.00          7.20%          $ 9,909.00         -0.91%
Jun-92         $11,325.68          5.65%          $10,301.40          3.96%
Sep-92         $11,716.42          3.45%          $10,755.69          4.41%
Dec-92         $11,845.30          1.10%          $10,716.97         -0.36%
Mar-93         $12,733.69          7.50%          $11,142.43          3.97%
Jun-93         $13,241.77          3.99%          $11,383.11          2.16%
Sep-93         $13,580.76          2.56%          $11,639.23          2.25%
Dec-93         $13,913.49          2.45%          $11,657.85          0.16%
Mar-94         $13,422.34         -3.35%          $11,421.20         -2.03%
Jun-94         $13,180.74         -1.80%          $11,352.67         -0.60%
Sep-94         $13,245.32          0.49%          $11,445.76          0.82%
Dec-94         $13,081.08         -1.24%          $11,433.17         -0.11%
Mar-95         $13,879.03          6.10%          $11,933.94          4.38%
May-95         $14,498.03          4.46%          $12,141.59          1.74%
Jul-95         $14,918.47          2.90%          $12,532.55          3.22%
Oct-95         $15,743.47          5.53%          $12,879.70          2.77%
Jan-96         $16,601.49          5.45%          $13,298.30          3.25%
Apr-96         $15,972.29         -3.79%          $13,029.67         -2.02%
Jul-96         $16,333.26          2.26%          $13,196.45          1.28%
Oct-96         $17,133.59          4.90%          $13,627.97          3.27%
Jan-97         $17,555.08          2.46%          $13,772.43          1.06%
Apr-97         $17,655.14          0.57%          $   13,866          0.68%
Jul-97         $19,014.59          7.70%          $   14,394          3.81%
Oct-97         $19,309.32          1.55%          $   14,649          1.77%
Jan-98         $20,021.83          3.69%          $   15,002          2.41%
Apr-98         $   20,188          0.83%          $   15,142          0.93%
Jul-98         $   20,594          2.01%          $   15,404          1.73%
Oct-98         $   20,143         -2.19%          $   16,023          4.02%
Jan-99         $   20,818          3.35%          $   16,174          0.94%
Apr-99         $   20,776         -0.20%          $   16,104         -0.43%


* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.



                                      -3-

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999
--------------------------------------------------------------------------------

SHARES                                                             MARKET VALUE
------                                                             ------------
COMMON STOCKS - 3.53%

UTILITIES-ELECTRIC - 0.55%
   2,100   Illinova Corp. ............................................  $ 55,125

BOND FUNDS - 2.98%
   6,200   Alliance World Dollar Govt. II ............................    64,712
  11,000   First Australia Prime Income Fund .........................    73,563
   4,500   Salomon Brothers Worldwide Income Fund ....................    54,000
  10,300   Templeton Emerging Markets Income Fund ....................   109,438
                                                                        --------
           TOTAL COMMON STOCKS (Cost $353,771) .......................   356,838
                                                                        --------

PREFERRED STOCKS- 1.90%

   2,820   Conseco Financing Trust, 8.70% ............................    70,500
   2,100   Foster Wheeler Trust, 9.00% ...............................    52,238
   1,300   MediaOne Finance Trust, 9.04% .............................    35,262
   1,400   Oxy Capital Trust, 8.16% ..................................    34,737
                                                                        --------
TOTAL PREFERRED STOCKS (Cost $190,396) ...............................   192,737
                                                                        --------

PRINCIPAL VALUE
---------------

CORPORATE BONDS- 91.50%

AUTOS & AUTOMOTIVE PRODUCTS- 2.68%
 150,000   Federal Mogul Corp. Notes, 7.75%, 07/01/06 ................  $150,440
  95,000   Ford Holdings Inc. Debentures, 9.30%, 03/01/30 ............   121,238
                                                                        --------
                                                                         271,678
                                                                        --------

BUILDING MATERIALS & HOUSING- 2.73%
  22,000   Oakwood Homes Corp. Senior Notes, 8.125%, 03/01/09 ........    22,083
  50,000   Owens-Corning, Notes, 7.50%, 08/01/18 .....................    48,581
 200,000   Owens-Corning, Notes, 7.70%, 05/01/08 .....................   205,223
                                                                        --------
                                                                         275,887
                                                                        --------

CABLE TV & CELLULAR TELEPHONE- 6.37%
 185,000   CF Cable TV Inc. Senior Secured Notes, 9.125%, 07/15/07 ...   196,331
 325,000   Tele-Communications Inc. Notes, 7.875%, 08/01/13 ..........   361,218
  80,000   Tele-Communications Inc. Senior Debentures, 8.75%, 02/15/23    87,008
                                                                        --------
                                                                         644,557
                                                                        --------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -4-


CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                    MARKET VALUE
---------------                                                    ------------


CAPITAL GOODS- 0.94%
   90,000   Caterpillar Inc. Sinking Fund Debentures,
            9.75%, 06/01/19 .......................................... $  94,561
                                                                       ---------

CHEMICALS- 3.30%
   35,000   ARCO Chemical Co. Debentures, 9.90%, 11/01/00 ............    35,560
   65,000   ARCO Chemical Co. Debentures, 10.25%, 11/01/10 ...........    69,018
  105,000   ARCO Chemical Co. Debentures, 9.80%, 02/01/20 ............   104,128
  129,000   Dow Chemical Co. Debentures, 5.97%, 01/15/09 .............   125,046
                                                                       ---------
                                                                         333,752
                                                                       ---------

CONTAINERS & PAPER- 18.95%
  150,000   Abitibi-Consolidated, Debentures, 7.40%, 04/01/18 ........   142,596
  175,000   Champion International, Debentures, 7.625%, 09/01/23 .....   177,394
   46,000   Georgia Pacific Corp. Debentures, 9.875%, 11/01/21 .......    51,761
  380,000   Georgia Pacific Corp. Debentures, 9.625%, 03/15/22 .......   424,809
  700,000   Georgia Pacific Corp. Debentures, 9.125%, 07/01/22 .......   765,675
   50,000   Owens-Illinois Inc. Debentures, 7.80%, 05/15/18 ..........    48,294
   65,000   Stone Container Corp. Senior Notes, 9.875%, 02/01/01 .....    66,138
  140,000   Stone Container Corp. Senior Subordinated Debentures,
            10.75%, 04/01/02 .........................................   140,000
  100,000   Stone Container Corp. Senior Subordinated Units, 12.25%,
            04/01/02..................................................   101,500
                                                                       ---------
                                                                       1,918,167
                                                                       ---------

ELECTRIC & GAS UTILITIES- 4.03%
   40,000   Houston Lighting & Power, 1st Mortgage, 8.75%, 03/01/22 ..    43,273
   70,000   Monongahela Power, 1st Mortgage, 8.625%, 11/01/21 ........    73,892
  115,000   Old Dominion Electric, 1st Mortgage, 8.76%, 12/01/22 .....   127,936
  105,000   Penn Power & Light, 1st Mortgage, 9.25%, 10/01/19 ........   110,813
   50,000   Portland General Electric, 1st Mortgage, 7.75%, 04/15/23 .    51,896
                                                                       ---------
                                                                         407,810
                                                                       ---------

ENERGY & ENERGY SERVICES- 7.11%
   65,000   Global Marine Inc., Notes, 7.00%, 06/01/28 ...............    59,288
   55,000   Kelley Oil & Gas, Senior Subordinated Notes, 10.375%,
            10/15/06 .................................................    30,800
   50,000   Magnum Hunter Res, Debentures, 10.00%, 06/01/07 ..........    46,000
  135,000   Mariner Energy Corp. Senior Subordinated Notes, 10.50%,
            08/01/06..................................................   114,750


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -5-


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                    MARKET VALUE
---------------                                                    ------------

  100,000   Mobil Corp. Debentures, 8.00%, 08/12/32 .................. $ 107,197
  240,000   Occidental Petroleum, Debentures, 7.20%, 04/01/28 ........   225,178
  125,000   Panaco Inc. Notes, 10.625%, 10/01/04 .....................    86,875
                                                                       ---------
                                                                         610,800
                                                                       ---------

FINANCIAL SERVICES- 7.16%
  105,000   APP International Finance, Global Bond, 11.75%, 10/01/05 .    84,000
  123,000   Aetna Services Inc. Debentures, 8.00%, 01/15/17 ..........   125,840
   95,000   Aetna Services Inc. Debentures, 7.25%, 08/15/23 ..........    91,886
  100,000   Chase Manhattan Corp New, Subordinated Notes, 7.875%,
            08/01/04 .................................................    99,602
  105,000   Lincoln National Corp. Debentures, 9.125%, 10/01/24 ......   116,246
  180,000   Reliance Group Holdings, Senior Subordinated Debentures,
            9.75%, 11/15/03 ..........................................    86,075
   20,000   Washington Mutual Cap Company Guarantee, 8.375%, 06/01/27     21,160
                                                                       ---------
                                                                         724,809
                                                                       ---------
FOOD & DRUG PRODUCERS- 1.66%
   80,000   Borden Inc. Sinking Fund Debentures, 9.25%, 06/15/19 .....    75,982
   85,000   RJR Nabisco Inc. Notes, 8.625%, 12/01/02 .................    92,142
                                                                       ---------
                                                                         168,124
                                                                       ---------

GAS & GAS TRANSMISSION- 3.14%
  165,000   Bellwether Exploration Co. Senior Subordinated, 10.875%,
            04/01/07..................................................   150,150
  165,000   KN Energy Inc, Debentures, 7.25%, 03/01/28 ...............   167,872
                                                                       ---------
                                                                         318,022
                                                                       ---------

INDUSTRIAL GOODS- 10.91
   60,000   Crown Cork & Seal, Debentures, 8.00%, 04/15/23 ...........    60,846
   85,000   National Equipment Services, Senior Subordinated Notes,
            10.00%, 11/30/04 .........................................    89,250
   75,000   Tenneco Inc. Debentures, 7.625%, 06/15/17 ................    75,375
   50,000   Tyco International Group SA Company Guarantee, 6.875%,
            01/15/29..................................................    48,834
   50,000   Terex Corp. Company Guarantee, 8.875%, 04/01/08 ..........    49,813
   65,000   Westinghouse Electric Corp. Debentures, 8.625%, 08/01/12 .    72,951
  670,000   Westinghouse Electric Corp. Debentures, 7.875%, 09/01/23 .   707,480
                                                                       ---------
                                                                       1,074,589
                                                                       ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -6-


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                    MARKET VALUE
---------------                                                    ------------

MEDIA & ENTERTAINMENT- 7.86%
  200,000   CBS Inc. Senior Debentures, 8.875%, 06/01/22 ............. $ 211,199
  100,000   Granite Broadcasting, Senior Subordinated Notes, 10.375%,
            05/15/05..................................................   105,000
  345,000   Time Warner Inc. Debentures, 9.15%, 02/01/23 .............   427,438
   45,000   Time Warner Inc. Debentures, 8.375%, 03/15/23 ............    52,191
                                                                       ---------
                                                                         795,828
                                                                       ---------

MEDICAL-DRUGS-1.17%
   80,000   Dura Pharmaceuticals Convertible, 3.50%, 07/15/02 ........    59,600
   55,000   Rhone-Poulenc Rorer Inc. Debentures, 8.62%, 01/05/21 .....    58,777
                                                                       ---------
                                                                         118,377
                                                                       ---------
METALS & MINING- 5.00%
  180,000   Alcan Aluminum Ltd. Debentures, 8.875%, 01/15/22 .........   196,247
  285,000   USX Corp. Debentures, 8.50%, 03/01/23 ....................   309,498
                                                                       ---------
                                                                         505,745
                                                                       ---------
MISC. CONSUMER GOODS & SERVICES- 0.11%
   10,000   Eastman Kodak Co. Notes, 9.375%, 03/15/03 ................    11,189
                                                                       ---------

RETAIL STORES- 2.21
   30,000   Dayton Hudson Co. Debentures, 8.60%, 01/15/12 ............    35,304
  115,000   Great Atlantic & Pacific Tea Co. Notes, 7.75%, 04/15/07 ..   114,452
  100,000   Woolworth Corp. Debentures, 8.50%, 01/15/22 ..............    74,083
                                                                       ---------
                                                                         109,387
                                                                       ---------
TECHNOLOGY- 0.52%
   50,000   Tektronix Inc. Senior Notes, 7.625%, 08/15/02 ............    52,134
                                                                       ---------

TELEPHONES- 4.93%
   50,000   BellSouth Telecommunications, Debentures, 7.875%, 08/01/32    51,525
  125,000   GTE Corp. Debentures, 8.75%, 11/01/21 ....................   149,612
   70,000   New York Telephone Co. Debentures, 9.375%, 07/15/31 ......    78,108
   20,324   Nynex Corp. Amortized Debentures, 9.55%, 05/01/10 ........    23,207



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -7-


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                    MARKET VALUE
---------------                                                    ------------

   50,000   Sprint Capital Corp. Company Guarantee, 6.875%, 11/15/28..  $ 48,613
  135,000   U.S. West Communications, Debentures, 8.875%, 06/01/31....   147,440
                                                                       ---------
                                                                         498,505
                                                                       ---------
TEXTILES & APPAREL MANUFACTURING- 0.57%
   70,000   Fruit of the Loom Inc. Senior Notes, 7.375%, 11/15/23.....    58,045
                                                                       ---------

TRANSPORTATION- 0.15%
   15,000   Union Pacific Corp. Sinking Fund Debentures, 8.50%,
            01/15/17..................................................    15,468
                                                                       ---------
TOTAL CORPORATE BONDS- (Cost $9,343,393).............................. 9,260,949
                                                                       ---------

SHORT TERM INVESTMENTS- 3.47%
  351,169   Star Treasury Fund,
TOTAL SHORT TERM INVESTMENTS (Cost $351,169)..........................   351,169
                                                                       ---------

TOTAL INVESTMENTS (Cost $9,887,560)......................   100.40%   10,161,693

Liabilities in excess of cash and other assets...........    (0.40%)    (40,510)
                                                            ------    ----------

TOTAL NET ASSETS.........................................   100.00%  $10,121,183
                                                            ======   ===========

(1) Federal Tax Information: At April 30, 1999 the net unrealized appreciation based on cost for Federal Income tax purposes of $9,887,560 was as follows:
      Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost................  $541,994
      Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value................ (267,861)
                                                                       ---------
    Net unrealized appreciation.......................................  $274,133
                                                                       =========

+   Non-income producing security


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1999
--------------------------------------------------------------------------------


ASSETS
Investments in securities, at value (cost $9,950,017) (Note 2)   $ 10,161,693
Dividends and interest receivable ............................        201,638
Due from advisor (Note 3) ....................................          1,714
                                                                 ------------
        Total assets .........................................     10,365,045
                                                                 ------------

LIABILITIES
Payables:
        For securities purchased .................$     50,407
        Dividends declared .......................     183,603
        Other expenses ...........................       9,852
                                                  ------------

        Total liabilities ....................................        243,862
                                                                 ------------

        Net Assets ...........................................   $ 10,121,183
                                                                 ============

NET ASSETS CONSIST OF:
        Additional paid in capital ...........................      9,970,529
        Accumulated net investment income ....................         20,164
        Accumulated net realized loss from
          investment transactions (Note 6) ...................        (81,186)
        Net unrealized appreciation on investments ...........        211,676
                                                                 ------------

        Net Assets ...........................................   $ 10,121,183
                                                                 ============


Net asset value and redemption and offering price per share
     ($10,121,183/966,331 shares
     of capital stock outstanding)  (Note 6) .................   $      10.47
                                                                 ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            STATEMENT OF OPERATIONS
                       For the year ended April 30, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends ........................................................    $  47,694
Interest .........................................................      786,777
     TOTAL INCOME ................................................      834,471

EXPENSES:
Investment advisory fee (Note 3) .................................       79,921
Administration fee ...............................................       24,283
Legal Fees .......................................................       23,219
Transfer agent fees ..............................................       11,687
Audit fees .......................................................        9,549
Insurance ........................................................        6,249
Custody fees .....................................................        7,387
Printing .........................................................        5,062
Registration Fees ................................................        3,991
Directors' fees and expenses .....................................          650
Distribution fee (Note 3) ........................................            0
Other ............................................................        8,245
                                                                      ---------
       TOTAL EXPENSES ............................................      180,243
       Less: Expense reimbursement (Note 3) ......................      (68,960)
                                                                      ---------
       Net expenses ..............................................      111,283
                                                                      ---------

       NET INVESTMENT INCOME .....................................      723,188

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS (Note 2)
Net realized loss from investment transactions ...................      (34,024)
Distributions of realized gains by other investment companies ....            0
Net change in unrealized depreciation of investments .............     (369,529)
                                                                      ---------

       NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...........     (403,553)
                                                                      ---------

       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......    $ 319,635
                                                                      =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------



                                                         For the year     For the year
                                                            ended            ended
                                                        April 30, 1999   April 30, 1998
                                                        --------------   --------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS)
Net investment income ...............................   $     723,188    $     679,426
Net realized gain (loss) from investment transactions         (34,024)          88,800
Distributions of realized gains by other
     investment companies ...........................               0           19,524
Net change in unrealized appreciation of investments         (369,529)         389,694
                                                        -------------    -------------
Net increase in net assets resulting from operations          319,635        1,177,444

DIVIDENDS PAID TO SHAREHOLDERS:
Net investment income ($.76 and
     .78 per share, respectively) ...................        (712,264)        (673,010)
Capital gains ($.03 and .13 per share respectively) .         (30,145)        (111,925)

Net capital share transactions (Note 4) .............         653,902        2,079,013
                                                        -------------    -------------

Net increase in net assets ..........................         231,128        2,471,522

NET ASSETS:
Beginning of year ...................................       9,890,055        7,418,533
                                                        -------------    -------------

End of year .........................................   $  10,121,183    $   9,890,055
                                                        =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

         The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at April 30, 1999 as shown in the Statement of Assets and Liabilities and the Schedule of Investments. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

         FEDERAL INCOME TAXES-The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------



shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.

         OTHER-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of cotigent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.

         The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the year ended April 30, 1999, the Adviser accrued reimbursements to the Fund of $68,960.

         Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

         The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

         Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------


NOTE 4.  CAPITAL SHARE TRANSACTIONS

         As of April 30, 1999 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,970,529 for the Fund.

         Transactions in capital stock were as follows:


                                           FOR THE YEAR                    FOR THE YEAR
                                              ENDED                            ENDED
                                          APRIL 30, 1999                   APRIL 30, 1998
                                        SHARES        AMOUNT           SHARES       AMOUNT
                                        ------        ------           ------       ------

        Shares sold .............       193,507    $ 2,061,975        339,981    $ 3,714,031

        Shares issued in
        reinvestment of dividends        40,710        435,209         57,575        629,138

        Shares redeemed .........      (171,201)    (1,843,282)      (207,625)    (2,264,156)
                                       -----------------------       -----------------------

        Net increase ............        63,016    $   653,902        184,931    $ 2,079,013
                                       =======================       =======================


NOTE 5.  INVESTMENT TRANSACTIONS

         Purchases and sales, excluding short term securities, for the year ended April 30, 1999 aggregated $1,768,374, and $1,304,569, respectively for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

         The Fund makes dividend distributions quarterly. During the year ended April 30, 1999, distributions of $0.76 aggregating $712,264 were declared from net investment income with $183,603 remaining payable to shareholders at April 30, 1999. For the same period, distributions of $0.03 aggregating $40,145 were declared from net realized gains.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
              (for a fund share outstanding throughout the period)

--------------------------------------------------------------------------------





                                                   For the       For the       For the     May 4, 1995*
                                                 year ended     year ended   year ended      through
                                                  April 30,      April 30,    April 30,     April 30,
                                                    1999          1998          1997          1996
                                                    ----          ----          ----          ----

Net asset value, beginning of period ..........   $  10.95      $  10.40      $  10.25      $  10.00

Income (loss) from investment operations:
        Net investment income .................       0.77          0.81          0.79          0.73
        Net realized and unrealized gain(loss)
                on investments ................      (0.46)         0.65          0.26          0.28)

        Total from investment operations ......       0.31          1.46          1.05          1.01)

Less distributions:
        Dividends from net investment income ..      (0.76)        (0.78)        (0.84)        (0.73)
        Distribution from realized gains
                from security transactions ....      (0.03)        (0.13)        (0.06)        (0.03)

        Total distributions ...................      (0.79)        (0.91)        (0.90)        (0.76)

Net asset value, end of period ................   $  10.47      $  10.95      $  10.40      $  10.25

Total return** ................................       2.91%        14.36%        10.56%        10.17%

Ratios/Supplemental Data:
        Net assets end of period (in 000's) ...     10,121         9,890         7,419         6,450
        Ratio of expenses to average net assets
                before reimbursement ..........       1.78%         1.59%         1.90%         1.10%^
        Ratio of expenses to average net assets
                after reimbursement ...........       1.10%         1.10%         1.10%         1.10  ^
        Ratio of net investment income (loss)
                to average net assets,
                before reimbursement ..........       6.47%         6.90%         6.76%         7.35%^
        Ratio of net investment income (loss)
                to average net assets,
                after reimbursement ...........       7.15%         7.38%         7.57%         7.35%^
        Portfolio turnover rate ...............      13.45%        15.62%        13.73%        13.76%^


        ------------------
        *       Commencement of operations
        **      Based on net asset value per share
        ^       Annualized


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Croft-Leominster Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Income Fund (one of a series constituting the Croft Funds Corporation) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Income Fund of the Croft Funds Corporation as of April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 13, 1999

                                     CROFT
                                   LEOMINSTER
                                      INC.

                                 1-800-746-3322